Exhibit 10.9
AMENDMENT TO S-76 NEW HELICOPTER SALES AGREEMENT
THIS AMENDMENT, dated as of the Acceptance Date stated below, by and between the Sikorsky Contracting Entity (“Sikorsky”) named below and the Buyer named below, hereby amends the S-76 New Helicopter Sales Agreement between the parties as follows:
     1. Definitions/Information for this Amendment

Buyer:	Offshore Logistics, Inc.
Sikorsky Contracting Entity:	Sikorksy Aircraft Corporation
Sikorsky Contract No.:	S76TD02065
Amendment No.:	8
     2. Amendment — Amend the S-76 Sales Agreements as follows:
     A. Configuration
     Revised Exhibit A, FOR THE 12th AIRCRAFT ONLY, as follows:
     1. Add — 9010 Eaton Fuzz Burner (1K7707) — Pulsed Electric Engine Chip Detector System.
     B. Payment Schedule
     Delete Section III.1. Table 1 and substitute with the following:
TABLE 1
Payment Schedule
*
     C. Aircraft Price
     Delete Section III.2. Table 2 and substitute with the following:
TABLE 2
Helicopter Unit Price
*
3.	Reaffirmation — Except as modified above, all of the provisions of the Agreement remain the same, and the Agreement as modified hereby, is reaffirmed.
     IN WITNESS WHEREOF, this Amendment has been executed by each party’s authorized representative.

Offshore Logistics, Inc.:	Sikorsky Aircraft Corporation:
By: /s/ Michael R. Suldo	By: /s/ Marc Poland
Name: Michael R. Suldo	Name: Marc B. Poland
Title: General Mananger	Title: Director, Business Operations
Date: May 3, 2005	Date: May 5, 2005

AIRCRAFT ENVELOPE
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WEIGHT BREAKDOWN

MODEL: S76C+	PAR
CUSTOMER: PASSENGER — Air Logistics	02 000 0
MISSION: 12 PASSENGER

	WEIGHT
	(LBS)	ARM (IN.)	MOMENT LBIN.
WEIGHT EMPTY — Green Ship	6534	214.3	1400236
WEIGHT EMPTY EQUIPPED	7217	212.6	1542039

PILOT & COPILOT	400	102.5	41000
ENGINE OIL	21	231.0	4851
WINDSHIELD WASHER FLUID	6	54.0	324
MANUAL & SUPPLIES	15	102.5	1538
LIFE VESTS COCKPIT	4	122.0	488
LIFE VESTS 12 PASSENGERS	24	164.1	3938
CABIN RAFT	100	166.1	16610

BASIC WEIGHT	7823	205.9	1610788

4 PAX FWD	800	135.5	108400
4 PAX MID	800	166.5	133200
4 PAX AFT	800	197.5	158000

BAGGAGE	180	235.0	42300

OPERATIONAL WEIGHT	10403	197.3	2052688

FUEL MAIN (JET A)	1297	216.7	281060
GROSS WEIGHT	11700	199.5	2333748
     * Redacted pursuant to request for confidential treatment submitted to SEC on October ___, 2005.